                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1994 94-4 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           -----------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                            CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                            TRUST ACCOUNT #3331982-0
                            REMITTANCE DATE: 10/17/94

                                                   Total $        Per $1,000
                                                   Amount          Original
                                                  ---------       ----------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                             $4,871,179.56

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                    469,075.69     5.15467791
          b. Class A-2 Interest                    287,875.00     6.12500000
          c. Class A-3 Interest                    198,916.67     6.41666677
          d. Class A-4 Interest                    298,125.00     6.62500000
          e. Class A-5 Remittance Rate
              (8.30%, unless Weighted Average
               Contract Rate is below 8.30%)             8.30%
          f. Class A-5 Interest                    426,156.58     6.91666661

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                    .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                    .00            .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                 2,166,951.49            N/A
          a. Scheduled Principal                   634,730.16            N/A
          b. Principal Prepayments               1,292,274.69            N/A
          c. Liquidated Contracts                         .00            N/A
          d. Repurchases                           239,946.64            N/A

     (6)  Pool Scheduled Principal
            Balance                            300,718,612.64   976.52389499
    (6a)  Pool Factor                               .97652389

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                            .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)             89.32%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                            CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                            TRUST ACCOUNT #3331982-0
                            REMITTANCE DATE: 10/17/94

                                                    Total $        Per $1,000
                                                    Amount          Original
                                                 ------------      ----------
  (9)  Class A Percentage for the following
       Remittance Date                                  89.25%

 (10)  Class A Principal Distribution:
       a. Class A-1                              2,166,951.49      23.81265374
       b. Class A-2                                       .00              .00
       c. Class A-3                                       .00              .00
       d. Class A-4                                       .00              .00
       e. Class A-5                                       .00              .00

 (11)  Class A-1 Principal Balance              83,770,579.64     920.55582022
(11a)  Class A-1 Pool Factor                        .92055582

 (12)  Class A-2 Principal Balance              47,000,000.00     1000.0000000
(12a)  Class A-2 Pool Factor                       1.00000000

 (13)  Class A-3 Principal Balance              31,000,000.00     1000.0000000
(13a)  Class A-3 Pool Factor                       1.00000000

 (14)  Class A-4 Principal Balance              45,000,000.00     1000.0000000
(14a)  Class A-4 Pool Factor                       1.00000000

 (15)  Class A-5 Principal Balance              61,613,000.00     1000.0000000
(15a)  Class A-5 Pool Factor                       1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                               .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                                  946,067.98               38

 (18)  60 days or more                             681,635.90               25

 (19)  Current Month Repossessions                 131,540.92                7

 (20)  Repossession Inventory                      148,418.12                8

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                       CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                       TRUST ACCOUNT #3331982-0
                       REMITTANCE DATE: 10/17/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                               .23%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                    .09%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                               .31%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                    .23%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from August 1, 1999 to
         July 31, 2000, 9% from August 1, 2000 to
         July 31, 2001 and 10% thereafter)                               0

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                            0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                           0

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 21%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $6,158,961.00                                            10.68%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994


                           CUSIP#'S  393505-CW0, CX8
                           REMITTANCE DATE: 10/17/94

                                                Total $        Per $1,000
                                                Amount          Original
                                               ---------       ----------

CLASS B1 CERTIFICATES
- ---------------------

 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                          1,024,079.13

 (2)  Class B-1 Remittance Rate (8.20% unless
      Weighted Average Contract Rate is
      below 8.20%)                                    8.20%

 (3)  Aggregate Class B1 Interest                84,173.00     6.83333333

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                            .00            .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                               .00            .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date         .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)            .00

(7a)  Class B Percentage for the following
      Remittance Date                                  .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

(9a)  Class B1 Principal Shortfall                     .00

(9b)  Unpaid Class B1 Principal Shortfall              .00

(10)  Class B Principal Balance              32,335,033.00

(11)  Class B1 Principal Balance             12,318,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994
                                     Page 2

                       CUSIP#'S  393505-CW0, CX8
                       REMITTANCE DATE: 10/17/94


Class B2 and C Certificates
- ---------------------------
(12)  Remaining Amount Available              939,906.13

(13)  Class B-2 Remittance Rate (8.60%
      unless Weighted Average Contract
      Rate is less than 8.60%)                      8.60%

(14)  Aggregate Class B2 Interest             143,455.40    7.16666651

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                          .00           .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                             .00           .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date       .00

(18)  Class B2 Principal Liquidation Loss Amount     .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)      .00

(20)  Guarantee Payment                              .00

(21)  Class B2 Principal Balance           20,017,033.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                        126,202.32

(23)  Class C Residual Payment                670,248.41

(24)  Repossessed Contracts                   131,540.92

(25)  Repossessed Contracts Remaining
      in Inventory                            148,418.12

(26)  Weighted Average Contract Rate            11.03147

                                     GTFC
                                    1994-4
                                September, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties



                                               Repurchase
Account #        Principal      Interest         Amount
- ---------        ----------    ----------      ----------
18310471          11,975.84          78.94      12,054.78
27315093          28,708.75         189.24      28,897.99
29410791          61,389.93         404.66      61,794.59
45401060          72,492.69         477.85      72,970.54
77319525          19,792.86         130.47      19,923.33
95421483          45,586.57         300.49      45,887.06
                -----------    -----------    -----------

                $239,946.67     $  1581.65    $241,528.29
                ===========     ==========    ===========